UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2013

INFINITE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Office Park Way

Pittsford, New York 14534

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (585) 385-0610

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers.

(b) On February 28, 2013 Donald Upson resigned from Infinite Group, Inc.’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2013	INFINITE GROUP, INC.

By: /s/ James Villa
James Villa
President